SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                        Date of Report: February 5, 2004


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                  54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                             (Zip Code)



Registrant's telephone number, including area code:            (301) 939-7000


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                                ESSEX CORPORATION



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 Press Release of the Corporation dated February 5, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On February 5, 2004, Essex Corporation announced via press release the Corporation's preliminary revenue results for the fourth quarter 2003 and updated earlier guidance for full year 2003. The Company also announced plans to release its audited fourth quarter and full year 2003 financial results after market close on March 9, 2004 with a conference call to follow on March 10th at 10:30 a.m. A copy of the Corporation's press release is attached hereto as
Exhibit 99. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION



                                            /S/ JOSEPH R. KURRY, JR.
                                    -------------------------------------------
DATE:  February 9, 2004             Joseph R. Kurry, Jr.
                                    Sr. Vice President, Treasurer and
                                    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
NUMBER          DESCRIPTION


99              Press Release of the Corporation dated February 5, 2004.